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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-99724, 33-87432, 33-50244, 33-93198,
333-11913, 333-30179 and 333-57319.


                                  /s/ Arthur Andersen LLP
                                  -----------------------
                                  ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 31, 1999